United States
Securities and Exchange Commission
Washington, DC 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to
Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

Senmiao Technology Limited

(Name of Registrant as Specified in its Charter)
N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
Proposed maximum aggregate value of transaction:

(5)
Total fee paid:

☐
Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:

(2)
Form, Schedule or Registration Statement No.:

(3)
Filing Party:

(4)
Date Filed:

Senmiao Technology Limited
16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone
Chengdu, Sichuan, People’s Republic of China 610000

September 28, 2018
To the Stockholders of Senmiao Technology Limited:
Senmiao Technology Limited (the “Company”) is pleased to send you the enclosed notice of the 2018 Annual Meeting of Stockholders of the Company (the “Meeting”) to be held at 11:00 a.m., Beijing Time, on Thursday, November 8, 2018 at the Company’s offices at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000.
The items of business for the Meeting are listed in the following Notice of Annual Meeting and are more fully addressed in the attached proxy statement. The proxy statement is first being mailed to the stockholders of the Company on or about October 2, 2018.
Your vote is important — please date, sign and return your proxy card in the enclosed envelope or vote online as soon as possible to ensure that your shares will be represented and voted at the Meeting even if you cannot attend. If you attend the Meeting, you may vote your shares in person even though you have previously signed and returned your proxy.
If you have any questions regarding this material, please do not hesitate to call me at +86 28 61554399.
Sincerely yours,

/s/ Xi Wen

Xi Wen
Chairman, Chief Executive Officer,
President and Secretary
WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE OR VOTE ONLINE OR BY TELEPHONE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.

SENMIAO TECHNOLOGY LIMITED
16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone
Chengdu, Sichuan, People’s Republic of China 610000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on Thursday, November 8, 2018
The 2018 Annual Meeting of Stockholders (the “Meeting”) of Senmiao Technology Limited (the “Company”) will be held at 11:00 a.m., Beijing Time, on Thursday, November 8, 2018, at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000, for the following purposes:
1.
To elect five directors, each to serve until the 2019 Annual Meeting of Stockholders, or until their successors are elected and qualified or until their earlier deaths, resignations or removals;

2.
To ratify the appointment by the Audit Committee of the Company’s Board of Directors (the “Board”) of Friedman LLP as the Company’s registered public accounting firm for the fiscal year ending March 31, 2019;

3.
To approve and adopt the 2018 Equity Incentive Plan, a copy of which is attached to the accompanying proxy statement as Annex A.

4.
To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board has fixed the close of business on September 24, 2018 as the record date for the meeting and only holders of shares of common stock of record at that time will be entitled to notice of and to vote at the Meeting or any adjournment or adjournments thereof.
Stockholders are cordially invited to attend the Meeting in person. However, to assure your representation at the Meeting, please complete and sign the enclosed proxy card and return it promptly. Even if you have previously submitted a proxy card, you may choose to vote in person at the Meeting. Whether or not you expect to attend the Meeting, please read the attached Proxy Statement and then promptly complete, date, sign and return the enclosed proxy card in order to ensure your representation at the Meeting. If you hold your shares through a brokerage firm, you may cast your vote by visiting www.proxyvote.com. If you are a registered stockholder, you may cast your vote by visiting www.voteproxy.com. You may also have access to the materials for the Meeting by visiting the website www.voteproxy.com.
The Board unanimously recommends a vote “FOR” the approval of each of the proposals to be submitted at the Meeting.
BY ORDER OF THE BOARD,

/s/ Wen Xi

Xi Wen
Chairman of the Board, Chief Executive Officer,
President and Secretary
September 28, 2018

i

ii

SENMIAO TECHNOLOGY LIMITED
16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone
Chengdu, Sichuan, China 610000
+86 28 61554399

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS OF 2018

TO BE HELD ON THURSDAY, NOVEMBER 8, 2018

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS
Why am I receiving this proxy statement?
This proxy statement (“Proxy Statement”) describes the proposals on which the Board of Directors (the “Board”) of Senmiao Technology Limited (the “Company,” “we,” “us” or “our” or similar terminology) would like you, as a stockholder, to attend our 2018 Annual Meeting of the Stockholders (the “Meeting”) and vote on the proposals described in this Proxy Statement.
We intend to mail this Proxy Statement and accompanying proxy card and our annual report for the fiscal year ended March 31, 2018 on or about October 2, 2018, to all stockholders of record entitled to vote at the Meeting.
Who can vote at the Meeting?
Stockholders who owned shares of our common stock, par value $0.0001 per share (“Common Stock”), on September 24, 2018 (the “Record Date”) may attend and vote at the Meeting. There were 25,879,400 shares of Common Stock outstanding on the Record Date. All shares of Common Stock shall have one vote per share and vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 13 of this Proxy Statement.
What is the proxy card?
The proxy card enables you to appoint Xi Wen, our Chairman of the Board, Chief Executive Officer, President and Secretary, as your representative at the Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing him to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, we think that it is a good idea to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.
What am I voting on?
You are being asked to vote on:
1.
The election of five directors to serve until the 2019 annual meeting of stockholders, or until their successors are elected and qualified or until their earlier deaths, resignations or removals;

2.
The ratification of Friedman LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2019; and

3.
To approve and adopt our 2018 Equity Incentive Plan (the “Equity Incentive Plan”).

We will also transact any other business that properly comes before the Meeting.

How does the Board recommend that I vote?
Our Board unanimously recommends that the stockholders vote “FOR” all proposals being put before our stockholders at the Meeting.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record
If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer, LLC, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.
Beneficial Owner
If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this Proxy Statement; however, you will not be able to vote in person at the Meeting.
How do I vote?
(1) You may vote by mail.   You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to the Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:
•
as you instruct, and

•
according to the best judgment of the proxies if a proposal comes up for a vote at the Meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:
•
for the election of five directors of our Board;

•
to ratify the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2019;

•
to approve and adopt the Equity Incentive Plan as described above and elsewhere in this Proxy Statement; and

•
according to the best judgment of Mr. Xi Wen, if a proposal comes up for a vote at the Meeting that is not on the proxy card.

(2) You may vote in person at the Meeting.   We will pass out written ballots to anyone who wants to vote at the Meeting. However, if you hold your shares in street name, you must bring to the Meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.
(3) You may vote online.   You may also have access to the materials for the Meeting by visiting the website http://www.proxyvote.com. You may also cast your vote by visiting www.proxyvote.com.
(4) You may vote by telephone.   Call 1-800-690-6903 to vote by telephone until 11:59 p.m. China time on November 7, 2018. Have your proxy card in hand when you call and then follow the instructions.
What does it mean if I receive more than one proxy card?
You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.
What if I change my mind after I return my proxy?
You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:
•
sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date;

•
signing another proxy card with a later date and returning it before the polls close at the Meeting; or

•
attending the Meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend and vote at the Meeting, you must bring to the Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.
What happens if I do not give specific voting instructions?
Registered Stockholder of Record.   If you are a registered stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or you sign, date and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this proxy statement and as the proxy holders may determine in their best judgment with respect to any other matters properly presented for a vote at the Meeting.
Beneficial Owners of Shares Held in Street Name.   If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote at its discretion on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will inform the inspector of elections that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the Meeting, assuming that a quorum is obtained.
Which proposals are considered “routine” or “non-routine”?
The ratification of the appointment of Friedman LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2019 (Proposal 2), is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal 2. The election of directors (Proposal 1) and the approval of the Equity Incentive Plan (Proposal 3) are matters considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and, therefore, there may be broker non-votes on Proposals 1 and 3.
How are votes counted?
You may vote “for,” “against,” or “abstain” on each of the proposals being placed before our stockholders. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.
How many votes are required to elect the directors?
The affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Common Stock entitled to vote is required to elect each of five nominees as directors. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.
How many votes are required to ratify the Company’s independent public accountants?
The affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Common Stock entitled to vote is required to ratify Friedman LLP as our independent registered public accounting firm for the year ending March 31, 2019. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.
How many votes are required for the approval and adoption of the Equity Incentive Plan?
The proposal to approve and adopt the Equity Incentive Plan as described above and elsewhere in this Proxy Statement requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of Common Stock entitled to vote. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.
Is my vote kept confidential?
Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.
Where do I find the voting results of the Meeting?
We will announce voting results at the Meeting and file a Current Report on Form 8-K announcing the voting results of the Meeting.
Who can help answer my questions?
You can contact our Chairman of the Board, Chief Executive Officer, President and Secretary, Mr. Xi Wen, at +86 28 61554399 or by sending a letter to him at offices of the Company at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000 with any questions about proposals described in this Proxy Statement or how to execute your vote.

SENMIAO TECHNOLOGY LIMITED
16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone
Chengdu, Sichuan, China 610000
+86 28 61554399

PROXY STATEMENT
INTRODUCTION
2018 Annual Meeting of Stockholders
This Proxy Statement is being furnished to the holders of our Common Stock in connection with the solicitation of proxies for use at the Meeting. The Meeting is to be held at 11:00 a.m., Beijing Time, on Thursday, November 8, 2018 at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000 and at any adjournment or adjournments thereof.
Record Date; Mailing Date
The Board has fixed the close of business on September 24, 2018 (the “Record Date”) as the Record Date for the determination of stockholders entitled to notice of, and to vote and act at, the Meeting. Only stockholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Meeting. The Proxy Statement and accompanying proxy card as well as our annual report on Form 10-K for the fiscal year ended March 31, 2018 (“Annual Report”) are first being mailed to stockholders of the Company on or about October 2, 2018.
Proposals to be Submitted at the Meeting
At the Meeting, stockholders will be acting upon the following proposals:
1.
To elect five directors to serve until the 2019 Annual Meeting of Stockholders, or until their successors are elected and qualified or until their earlier deaths, resignations or removals;

2.
To ratify the appointment by the Audit Committee of the Board of Friedman LLP as the Company’s registered public accounting firm for the fiscal year ending March 31, 2019;

3.
To approve and adopt the Equity Incentive Plan; and

4.
To transact such other business as may properly come before the Meeting or any adjournment thereof.

Principal Offices
The principal executive offices of the Company are located at 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, China 610000. The Company’s telephone number at such address is +86 28 61554399.
Information Concerning Solicitation and Voting
As of the Record Date, there were 25,879,400 outstanding shares of Common Stock, each share entitled to one vote on each matter to be voted on at the Meeting. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Meeting. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Meeting. If a quorum should not be present, the Meeting may be adjourned until a quorum is obtained. To be elected, the nominee named in Proposal 1 must receive the vote of a majority of the votes of the shares of Common Stock cast in person or represented by proxy at the Meeting. For the purposes of election of such director, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposal 2.
Expenses
The expense of preparing, printing and mailing this Proxy Statement, our Annual Report and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.
Revocability of Proxies
Proxies given by stockholders of record for use at the Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Meeting on the day of the Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.
ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING.
THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF EACH OF THE PROPOSALS TO BE SUBMITTED AT THE MEETING.

PROPOSAL 1

ELECTION OF DIRECTORS
Nominees for Director
Five directors are to be elected at the Meeting to serve until the 2019 Annual Meeting of Stockholders, or until their successors are elected and qualified or until their earlier death, resignation or removal. The following table sets forth information concerning each nominee as of the date of the Record Date.
Name	Age	Position(s) Held	Director since
Xi Wen	35	Chairman of the Board, Chief Executive Officer, President and Secretary	2017
Trent D. Davis	50	Director	2018
Xiaojuan Lin	52	Director	2018
Sichun Wang	30	Director Nominee
Jie Gao	40	Director Nominee
Xi Wen has been serving as President, Secretary and Director of the Company since June 2017 and was appointed chairman of the Board on July 20, 2017 and Chief Executive Officer of the Company on August 1, 2018. Mr. Wen has over 10 years of experience in finance and investment management. He has been serving as Executive Director of Sichuan Senmiao Ronglian Technology Co., Ltd. (“Sichuan Senmiao”), the Company’s operating entity in China, since February 2017, in charge of all aspects of Senmiao’s online lending platform operations. Immediately prior to joining Senmiao, Mr. Wen served as a director of Chenghexin, where he was responsible for overseeing the operations of the Aihongsen lending platform from May 2015 to February 2017. He also founded Chengdu Fubang Zhuoyue Investment Co. in September 2013 and served as General Manager until May 2015. From January 2009 to August 2013, Mr. Wen was the General Manager of Chengdu Haiyuan Trading Co., Ltd., in charge of the company’s daily operations. Mr. Wen holds a Bachelor’s degree in Business and Economics from Manchester Metropolitan University in Manchester, United Kingdom.
Xiaojuan Lin has been a director, the chairperson of Audit Committee and Nominating and Corporate Committee and a member of the Compensation Committee of the Company since July 20, 2017. Since March 2011, Ms. Lin has been the legal representative and Executive General Manager of Hunan Dinchengtai Investment Co. Ltd. She previously served as Deputy General Manager and Finance Manager of Hunan Xinhongxin Group from April 2004 to February 2010 where she was in charge of the group’s finance, tax and accounting matters. From August 2000 to March 2004, Ms. Lin served as Finance Manager for Northwest Region at Tianjin Jiashijian Commercial Group, where she managed the group’s finance, tax and accounting matters. She also acted as Budgeting and Accounting Manager of Cygent Hotel from 1986 to 2000. Ms. Lin holds a Bachelor’s degree in Statistics from Hunan Finance University in Hunan, China. She is a certified public accountant in China.
Trent D. Davis has been a director and a member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of the Company since March 21, 2018. Mr. Davis has extensive experience in capital markets and brokerage operations and is credited with overseeing the syndication of approximately $600 million for over 50 client companies in both public and private transactions. Since December 2014, he has been serving as President and Chief Operating Officer of Whitestone Investment Network, Inc., which specializes in providing executive advisory services to small entrepreneurial companies, as well as restructuring, recapitalizing, and making strategic investments in small to midsized companies. From November 2013 until July 2014, Mr. Davis served as the President and a director of Paulson Capital Corp. (Nasdaq: PLCC) until he successfully completed the reverse merger of Paulson with VBI Vaccines (Nasdaq: VBIV). Mr. Davis was also the Chief Executive Officer of Paulson Investment Company, a subsidiary of Paulson Capital Corp, from July 2005 until October 2014, where he supervised all operations and over 200 investment representatives overseeing $1.5 billion in client assets. Prior to that, commencing in 1996, Mr. Davis served as Senior Vice President of Syndicate and National Sales of Paulson Investment Company, Inc.

Sichuan Wang is a director nominee and is standing for initial election to the Board at the Meeting. Ms. Wang has been the senior investment manager and financial controller of SWHY SDH Equity Investment Management, an equity investment and management company, since October 2016, where she leads the financial department of the company and participated in several pre-initial-public offering, mergers and acquisitions and secondary offering projects. From February 2016 to April 2016, she served as the trust manager of JIC Trust Company Limited, a trust and financial company. Prior to that, Ms. Wang served as the assistant manager of KPMG Huazhen from September 2011 to January 2016, where she participated in audits of multiple companies and achieved Bravo Award for outstanding performance. Ms. Wang received her Bachelor of Arts degree in accounting with honors from Michigan State University in East Lansing, MI. She is a Certified Public Accountant in China. Ms. Wang is qualified to serve on our Board due to her expertise in accounting and auditing and her experience with capital market and corporate financing.
Jie Gao is a director nominee and is standing for initial election to the Board at the Meeting. Ms. Gao has been the general manager of Hunan Ruixi Financial Leasing Company, a financial leasing services company, since February 2018. She has also served as the executive director of Hunan Ruixi Car Rental Co., Ltd, a car rental service company, since April 2018. Prior to that, she was the executive director of Guangdong Hu Mao Sheng Tang Fund Management Co., Ltd, a fund management company, from May 2017 to January 2018, where she was responsible for the establishment and management of the finance and investment department. She served as the project director of finance and investment department of Resgreen Biotechnology Group Co., Ltd., a biotechnology company, from October 2003 to March 2017. Before that, she also served in administrative positions in electronic technology companies in Changsha, Hunan, China. She received an associate’s degree in hotel secretary from Hunan University of Commerce in Changsha, Hunan, China. Ms. Wang is qualified to serve on our Board due to her experience in business management, investment and finance.
The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of the above nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named.
We have been advised by each of the five nominees that they are willing to be named as nominees and each are willing to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other person as may be designated by the Board.
Directors and Executive Officers
Listed below are the names of the directors and executive officers of the Company, their ages as of the Record Date and their positions.
Name	Age	Position(s) Held
Xi Wen	35	Chairman of the Board, Chief Executive Officer, President and Secretary
Xiaoyuan Zhang	30	Chief Financial Officer and Treasurer and Secretary
Chunhai Li	33	Chief Technology Officer
Haitao Liu	46	Chief Executive Officer of Sichuan Senmiao
Trent D. Davis	50	Director
Xiang Hu	35	Director
Xiaojuan Lin	52	Director
Yulei Rao	53	Director
There are no arrangements between our directors and any other person pursuant to which our directors were nominated or elected for their positions. There are no family relationships between any of our directors or executive officers.

Xiaoyuan Zhang has been serving as the Chief Financial Officer and Treasurer of the Company since September 17, 2018. Ms. Zhang previously served as Senior Auditor and Assurance Manager of Ernst & Young Hua Ming LLP, Chengdu Branch, from October 2010 to September 2018 where she participated in audits of several China, Hong Kong and Singapore listed companies, large state-owned and foreign investment enterprises. Ms. Zhang received her dual bachelor’s degrees in accounting and law from Southwestern University of Finance and Economics in Chengdu, China. Ms. Zhang is an intermediate accountant and a Certified Public Accountant of the Chinese Institute of Certified Public Accountants.
Chunhai Li has been serving as the Chief Technology Officer of the Company since July 20, 2017 and Chief Technology Officer of Sichuan Senmiao since September 2016. Before joining Sichuan Senmiao, he was the Director of Research and Development of Beijing Huashengtiancheng Technology Co., Ltd. from October 2014 to August 2016, where he was charge of the development of bank data platform and team management. Prior to that, he was the Director of Research and Development at Zhongkesanyang (Beijing) Technology Co., Ltd from February 2013 to September 2014, primarily responsible for the organization of the Company and technology team as well as management of technology and operations. From October 2007 to February 2013, he was the project manager for online banking at Beijing Yuxinyicheng Technology Co., Ltd, where he participated in and managed the online banking projects for many banks. Mr. Li received his Bachelor’s degree in Computer Science from University of Electronic Science and Technology of China.
Haitao Liu has been serving as the Chief Executive Officer of Sichuan Senmiao since August 1, 2018. Mr. Liu previously served as Chief Executive Officer of Shenzhen Qianhai Tuteng Internet Financial Services Co., Ltd., a peer-to-peer online lending company specialized in auto loans, from May 2015 to April 2018. Prior to that, he served as the Deputy General Manager of Chengdu High-Tech Zone Xingrui Microfinance Co., Ltd., a company offering loans to small businesses and individuals, from May 2012 to April 2015, as the Chief Financial Officer of Sichuan Information Industry Co., Ltd., an information technology company, from July 2006 to May 2012, and as the Deputy General Manager of Sichuan Zhongxin Hengde CPA Co., Ltd. from June 2000 to July 2006. He also served as a civil servant in Chenghua District People’s Government of Chengdu from June 1993 to June 2000. Mr. Liu received a master’s degree in EMBA (Finance) from Southwestern University of Finance and Economics, a bachelor’s degree in Business Administration from Southwest Jiaotong University and an associate degree in Commercial Economy from Southwestern University of Finance and Economics in China.
Xiang Hu has been a director of the Company since July 20, 2017. Mr. Hu previously served as General Manager of Hong Kong Boen Investment Management Co. Ltd. from May 2013 to December 2016. For the period from December 2010 to April 2013, Mr. Hu served as Business Department Manager of Changsha Junlong Light Industrial Products Co., Ltd. He also acted as Deputy General Manager of Changzhou Jintan Apollo Biological Products Co. Ltd. from August 2004 and December 2010. Mr. Hu also served as Senior Manager of Shenzhen Shidian Technology Development Co. Ltd. from September 2000 to July 2003. He holds an Associate degree from Anhua Vocational Technical School in Anhui, China.
Yulei Rao has been a director, the chairperson of the Compensation Committee and a member of the Audit Committee and Nominating and Corporate Governance Committee of the Company since July 20, 2017. Dr. Rao is a professor at the Business School of Central South University (“CSU”) and focuses her researches on capital market, corporate finance and corporate governance. She has been serving as the director of CSU Financial Innovation Research Center since June 2007 and Doctor Tutor of CSU Business School since December 12, 2002. Dr. Rao is currently serving as independent directors at various public companies in China, including Lens Technology Co., Ltd. since January 2015, Hunan Gold Co., Ltd since May 2015 and Guoke Microelectronics Co., Ltd. since December 2016. In addition, she served as independent directors of Staidson (Beijing) Biopharmaceutical Co., Ltd. from September 2009 to September 2015, Kingray New Materials Science & Technology Co., Ltd. from January 2011 to 2015, and Xinzhi Motor Co., Ltd. from October 2011 to October 2014. Dr. Rao holds a Bachelor’s degree in Mining Engineering from Chongqing University, a master’s degree in mining economy and a Doctor’s degree in Management Science and Engineering from CSU.
Information regarding the principal occupations of Xi Wen, Trent Davis and Xiaojuan Lin is set forth above under the heading “Nominees for Directors.”

Certain Legal Proceedings
None of the Company’s directors, director nominees or executive officers have been involved, in the past ten years and in a manner material to an evaluation of such person’s ability or integrity to serve as a director or executive officer, in any of those “Certain Legal Proceedings” more fully detailed in Item 401(f) of Regulation S-K, which include but are not limited to, bankruptcies, criminal convictions and an adjudication finding that an individual violated federal or state securities laws.
There are no material proceedings in which any of the Company’s directors, officers or affiliates, stockholders owning more than 5% of the Common Stock, or any associate of any such director, officer, affiliate, and stockholder of the Company, is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.
Director Independence
Our Board is composed of a majority of independent directors as required by Nasdaq Stock Market rules. We believe that Mr. Davis, Ms. Lin and Dr. Rao qualify as independent directors for Nasdaq Stock Market purposes. Mr. Hu and Dr. Rao will not be standing for reelection at the Meeting and will serve as directors until the end of their term which concludes as of the date of the Meeting. Messrs. Wen and Davis and Ms. Lin will stand for election at the Meeting. Our Board, with the recommendation of the Nominating and Corporate Governance Committee, nominated Ms. Wang and Ms. Gao to replace Mr. Hu and Dr. Rao as directors. We believe that Ms. Wang qualifies as an independent director under the Nasdaq Stock Market Rules.
Meetings of the Board and Stockholders
Neither our Board nor any of its committees meet during the fiscal year ended March 31, 2018. Our Board and committees acted by unanimous written consent. It is our policy that all directors must attend all stockholder meetings, barring extenuating circumstances. The Meeting is our first annual meeting of stockholders since our inception.
Board Committees
Our Board has established three standing committees — Audit, Compensation, and Nominating and Corporate Governance. Because Mr. Hu and Dr. Rao will not stand for re-election for 2019 and will cease to serve as our directors effective the date of the Meeting, changes to our standing committees will be determined following the Meeting.
Audit Committee
Our Board has an Audit Committee, currently composed of Xiaojuan Lin, Yulei Rao and Trent Davis, all of whom are independent directors as defined in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules of Nasdaq. Ms. Lin currently serves as chairperson of the committee. The Board has determined that Ms. Lin is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. Because Dr. Rao will not stand for election at the Meeting, it is anticipated that, subject to stockholder approval of Ms. Wang’s election to our Board at the Meeting, Ms. Wang will be appointed to our Audit Committee.
Our Audit Committee oversees our corporate accounting, financial reporting practices and the audits and reviews of financial statements. For this purpose, the Audit Committee has a charter. As summarized below, the Audit Committee is responsible for, among other things:
•
selecting the independent registered public accounting firm and pre-screening all auditing and non-auditing services permitted to be performed by the independent registered public accounting firm;

•
reviewing with the independent registered public accounting firm any audit problems or difficulties and management’s response;

•
reviewing and approving all proposed related party transactions, as defined in Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”);

•
discussing the annual audited financial statements with management and the independent registered public accounting firm;

•
reviewing the adequacy of our internal controls and any special audit steps adopted in light of material control deficiencies;

•
annually reviewing and reassessing the adequacy of our audit committee charter;

•
meeting separately and periodically with management and the independent registered public accounting firm; and

•
reporting to the Board.

Compensation Committee
Our Board also has a Compensation Committee, which reviews or recommends the compensation arrangements for our management and employees and also assists the Board in reviewing and approving matters such as company benefit and insurance plans, including monitoring the performance thereof. The Compensation Committee has a charter and is currently composed of three members: Yulei Rao, Xiaojuan Lin and Trent Davis. Dr. Rao serves as chairperson of this committee. Effective as of the date of the Meeting, Dr. Rao will not serve on the Compensation Committee, and subject to stockholder approval of Ms. Wang’s appointment to the Board, Ms. Wang will be appointed to this committee.
The Compensation Committee has the authority to directly engage, at our expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of employee, executive and director compensation. In fiscal 2017, the Compensation Committee did not pay any fees to any third parties to assist in the determination of compensation.
Nominating and Corporate Governance Committee
Our Board has a Nominating and Corporate Governance Committee currently composed of Xiaojuan Lin, Yulei Rao and Trent Davis. Ms. Lin serves as the chairperson of the committee. All members of the Nominating and Corporate Governance Committee are independent directors as defined by the rules of the Nasdaq Stock Market. Effective as of the date of the Meeting, Dr. Rao will not serve on the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is charged with the responsibility of reviewing our corporate governance policies and with proposing potential director nominees to the Board for consideration. The Nominating and Corporate Governance Committee has a charter.
Nomination Process
When seeking candidates for director, the Nominating and Corporate Governance Committee may solicit suggestions from incumbent directors, management or stockholders. The committee will consider director candidates proposed by stockholders, provided that the stockholder recommendation complies with the Company’s By-law provisions requiring that stockholder submissions be submitted to the Company’s Secretary at its principal executive offices in a timely manner and include the information called for in the Company’s By-laws and the charter of the Nominating and Corporate Governance Committee concerning (a) the potential nominee and (b) the person proposing the nomination.
The Nominating and Corporate Governance Committee will apply the same standards in considering candidates submitted by stockholders as it uses for any other potential nominee. In addition, the Nominating and Corporate Governance Committee has authority under its charter to retain a search firm to assist the Company with identifying and evaluating Board candidates who have the backgrounds, skills and experience that the Committee has identified as desired in director candidates. During fiscal 2017, the Nominating and Corporate Governance Committee did not engage any third parties to assist in the identification of nominees. During fiscal 2017, we did not receive any director nominee suggestions from stockholders.

After conducting an initial evaluation of a potential candidate, the Nominating and Corporate Governance Committee will interview that candidate if it believes such candidate might be suitable to be a director. The candidate may also meet with other members of the Board. At the candidate’s request, they may also meet with management. If the Nominating and Corporate Governance Committee believes a candidate would be a valuable addition to the Board, it will recommend that candidate’s election to the full Board.
The Nominating and Corporate Governance Committee selects each nominee based on the nominee’s skills, achievements and experience. The Nominating and Corporate Governance Committee considers a variety of factors in selecting candidates. The minimum characteristics that the Committee believes must be met include: independence, wisdom, integrity, an understanding and general acceptance of the Company’s corporate philosophy, valid business or professional knowledge and experience, a proven record of accomplishment with excellent organizations, an inquiring mind, a willingness to speak one’s mind, an ability to challenge and stimulate management, and a willingness to commit time and energy.
In making its selection of candidates to recommend for election, the Nominating and Corporate Governance Committee will consider candidates from diverse professional, racial, cultural, ethnic and gender backgrounds that combine a broad spectrum of experience and expertise with a reputation for integrity.
Board Leadership Structure and Role in Risk Oversight
Xi Wen is our Chairman and Chief Executive Officer. We have three independent directors but do not have a lead independent director. Our Board has three standing committees, each of which is comprised solely of independent directors with a committee chair. The Board believes that the Company’s Chief Executive Officer is best situated to serve as the Chairman of the Board because he is the director most familiar with our business and industry and the director most capable of identifying strategic priorities and executing our business strategy. In addition, having a single leader eliminates the potential for confusion and provides clear leadership for the Company. We believe that this leadership structure has served the Company well.
Our Board has overall responsibility for risk oversight. Our Board administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular,
•
The Audit Committee oversees the Company’s risk policies and processes relating to the financial statements and financial reporting processes, as well as key credit risks, liquidity risks, market risks and compliance, and the guidelines, policies and processes for monitoring and mitigating those risks.

•
The Nominating and Corporate Governance Committee oversees risks related to the Company’s governance structure and processes.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires that our directors and executive officers and persons who beneficially own more than 10% of our Common Stock (referred to herein as the “reporting persons”) file with the U.S. Securities and Exchange Commission (the “SEC”) various reports as to their ownership of and activities relating to our Common Stock. Such reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file.
Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own, in fiscal year ended March 31, 2018, all Forms 3, 4 and 5 were timely filed with the SEC by such reporting persons.
Code of Ethics
We have adopted a code of ethics that applies to all employees, as well as each member of our Board. Our code of ethics is posted on our website, and we intend to satisfy any disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of our code of ethics by posting such information on our website, www.ihongsen.com.

Website Access to Corporate Governance Documents
Copies of the Code of Ethics and the Charters of the committees of the Board are available on our Investor Relations website at http://ir.ihongsen.com/info/governance or by writing to the Secretary, Senmiao Technology Limited, 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, China 610000 Attn: Corporate Secretary.
Audit Committee Report *
The Audit Committee of the Board (the “Audit Committee”) during the fiscal year ended March 31, 2018 was composed of the following three directors: Xiaojuan Lin, Yulei Rao and Trent Davis, each of whom was independent as defined by the rules of the Nasdaq Stock Market. Ms. Lin served as chairperson of the Audit Committee. The Board has adopted a written audit committee charter, which was posted on our website at www.ihongsen.com.
Management is responsible for the Company’s financial statements, financial reporting process and systems of internal accounting and financial reporting control. The Company’s independent auditor is responsible for performing an independent audit of the Company’s financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon. The Audit Committee’s responsibility is to oversee all aspects of the financial reporting process on behalf of the Board. The responsibilities of the Audit Committee also include engaging and evaluating the performance of the accounting firm that serves as the Company’s independent auditor.
The Audit Committee discussed with the Company’s independent auditor, with and without management present, such auditor’s judgments as to the quality, not just acceptability, of the Company’s accounting principles, along with such additional matters required to be discussed under the Statement on Auditing Standards No. 61, “Communication with Audit Committees.” The Audit Committee has discussed with the independent auditor, the auditor’s independence from the Company and its management, including the written disclosures and the letter submitted to the Audit Committee by the independent auditor as required by the Independent Standards Board Standard No. 1, “Independence Discussions with Audit Committees.”
In reliance on such discussions with management and the independent auditor, review of the representations of management and review of the report of the independent auditor to the Audit Committee, the Audit Committee recommended (and the Board approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended March 31, 2018. The Audit Committee and the Board have also, respectively, recommended and approved the selection of the Company’s current independent auditor, which approval is subject to ratification by the Company’s stockholders.
Audit Committee of the Board
Xiaojuan Lin, Chairperson
Yulei Rao
Trent Davis
*
The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

Beneficial Ownership of Principal Stockholders, Officers and Directors
As of the Record Date, there were 25,879,400 shares of Common Stock outstanding. The following table sets forth certain information known to us with respect to the beneficial ownership of Common Stock as of that date by (i) each of our directors and executive officers, (ii) all of our directors and executive officers as a group, and (iv) each person, or group of affiliated persons, whom we know to beneficially own more than 5% of our Common Stock.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares
5% Stockholders
Senmiao International Investment Group Limited(2)	10,575,000	40.9%
THS Investment Group Limited(3)	1,687,500	6.5%
HSM Investment Group Limited(4)	1,912,500	7.4%
HSA Investment Group Limited(5)	2,475,000	9.6%
Executive Officers and Directors
Xiaoyuan Zhang	—	—
Chunhai Li	—	—
Xi Wen(6)	1,122,750	4.3%
Xiang Hu(2)	10,575,000	40.9%
Xiaojuan Lin	—	—
Yulei Rao	—	—
Trent D. Davis	—	—
Haitao Liu	—	—
All directors and executive officers as a group (eight individuals)	11,697,750	45.2%

(1)
Unless otherwise indicated, the business address of each of the individuals is 16F, Building A, Shihao Square, Middle Jiannan Avenue, High-Tech Zone, Chengdu, Sichuan, China.

(2)
Mr. Xiang Hu does not hold any shares of Common Stock in our company directly. Mr. Hu, through Senmiao International Investment Group Limited a British Virgin Islands company wholly owned by him, owns 10,575,000 shares of Common Stock of the Company.

(3)
The natural person who exercises voting and dispositive power over the shares held by THS Investment Group Limited is Aiming Hu, who is the parent of Mr. Xiang Hu.

(4)
The natural person who exercises voting and dispositive power over the shares held by HSM Investment Group Limited is Chan Wang.

(5)
The natural person who exercises voting and dispositive power over the shares held by HSA Investment Group Limited is Wuyong Luo.

(6)
Includes 1,122,750 shares of Common Stock of the Company held beneficially by Mr. Wen’s spouse.

Executive Compensation
The following table sets forth the cash and non-cash compensation awarded to or earned by: (i) each individual who served as the principal executive officer and principal financial officer of our company during the years ended March 31, 2018 and 2017. For purposes of this document, these individuals are collectively referred to as the “named executive officers” of the Company.
Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Xin Chen, Chief Executive Officer	2017	15,601	—	—	—	—	—	—	15,601(1)
	2018	64,589	—	—	—	—	—	—	64,589
Rong Zhu, Chief Financial Officer and Treasurer	2017	4,457	—	—	—	—	—	—	4,457(2)
	2018	18,454	—	—	—	—	—	—	18,454
Chunhai Li, Chief Technology Officer	2017	5,977	—	—	—	—	—	—	5,977(3)
	2018	18,762	—	—	—	—	—	—	18,762
Xi Wen, President and Secretary	2017	0	—	—	—	—	—	—	0
	2018	0	—	—	—	—	—	—	0

(1)
The amount represents the salaries Ms. Chen received from Sichuan Senmiao, for her services as chief executive officer during the year ended March 31, 2017.

(2)
The amount represents the salaries Ms. Zhu received from Sichuan Senmiao for her services as chief financial officer during the year ended March 31, 2017.

(3)
The amounts represent the salaries Mr. Li received from Sichuan Senmiao for his services as chief technology officer during the year ended March 31, 2017.

Employment Agreements
Except as set forth below, we currently have no written employment agreements with any of our officers, directors, or key employees.
Xiaoyuan Zhang, Chief Financial Officer
Ms. Zhang serves as Chief Financial Officer and Treasurer of the Company pursuant to an employment agreement dated September 17, 2018. Ms. Zhang is entitled to an annual salary of RMB 540,000 (approximately $79,075) for her services as Chief Financial Officer and Treasurer of the Company. Her employment has an initial term of one year and is subject to successive, automatic one-year extensions unless either party gives notice of non-extension to the other party at least 30 days prior to the end of the applicable term.
The Company may terminate Ms. Zhang’s employment for cause, at any time, without notice or remuneration, for certain acts, such as conviction or plea of guilty to a felony or grossly negligent or dishonest acts to the detriment of the Company, or misconduct or a failure to perform agreed duties. In such case, Ms. Zhang will not be entitled to receive payment of any severance benefits or other amounts by reason of the termination, and her right to all other benefits will terminate, except as required by any applicable law. We may also terminate Ms. Zhang’s employment without cause upon 30 days’ advance written notice. In such case of termination by us, we are required to provide the following severance payments and benefits to her: a cash payment of one month of the Executive’s base salary as of the date of such termination for each year (which is any period longer than six months but no more than one year) and a cash payment of half month of the Executive’s base salary as of the date of such termination for any period of employment no more than six months, provided that the total severance payments shall not exceed twelve months of the Executive’s base salary.

Ms. Zhang may terminate her employment at any time with 30 days’ advance written notice if there is any significant change in her duties and responsibilities or a material reduction in her annual salary. In such case, Ms. Zhang will be entitled to receive compensation equivalent to 3 months of her base salary.
Chunhai Li, Chief Technology Officer
Mr. Li serves as Chief Technology Officer of the Company pursuant to an employment agreement dated July 20, 2017. Under his employment agreement, Mr. Li is entitled to an annual salary of $1.00 for his services as Chief Technology Officer of the Company. His employment has an initial term of one year and is subject to successive, automatic one-year extensions unless either party gives notice of non-extension to the other party at least 30 days prior to the end of the applicable term.
We may terminate Mr. Li’s employment for cause, at any time, without notice or remuneration, for certain acts of the executive officer, such as conviction or plea of guilty to a felony or grossly negligent or dishonest acts to our detriment, or misconduct or a failure to perform agreed duties. In such case, Mr. Li will not be entitled to receive payment of any severance benefits or other amounts by reason of the termination, and his right to all other benefits will terminate, except as required by any applicable law. We may also terminate Mr. Li’s employment without cause upon 30 days’ advance written notice. In such case of termination by us, we are required to provide the following severance payments and benefits to him: (1) a lump sum cash payment equal to 3 months of his base salary as of the date of such termination; (2) a lump sum cash payment equal to a pro-rated amount of his target annual bonus for the year immediately preceding the termination, if any; (3) payment of premiums for continued health benefits under the Company’s health plans for 3 months following the termination, if any; and (4) immediate vesting of 100% of the then-unvested portion of any outstanding equity awards held by him.
Mr. Li may terminate his employment at any time with 30 days’ advance written notice if there is any significant change in his duties and responsibilities or a material reduction in his annual salary. In such case, Mr. Li will be entitled to receive compensation equivalent to 3 months of his base salary.
Mr. Li has agreed to hold, both during and after the termination of his employment agreement, in strict confidence and not to use, except as required in the performance of his duties in connection with the employment, any of our confidential information or proprietary information of any third party received by us and for which we have confidential obligations. In addition, he has agreed to be bound by non-competition and non-solicitation restrictions during the term of his employment and for one year following termination of his employment.
Mr. Li also serves as chief technology officer of Sichuan Senmiao pursuant to an employment agreement with Sichuan Senmiao for a term of three years ending September 12, 2019. Mr. Li receives an annual salary of RMB 122,004 (approximately US$18,762) for his services and is entitled to benefits under PRC government statutory employee benefit plans.
Haitao Liu, Chief Executive Officer of Sichuan Senmiao
Mr. Liu serves as the Chief Executive Officer of Sichuan Senmiao pursuant to his employment agreement with Sichuan Senmiao, dated August 1, 2018. The term of his employment is for one year, subject to a one-month probation period. He is entitled to a monthly salary of RMB 45,000 (approximately US$6,586) except that he will receive RMB 36,000 (approximately US$5,269) for his probation period. The employment may be terminated (i) by mutual consent, (ii) immediately for cause by Sichuan Senmiao, (iii) for incapacity after non-work related illness or injury by Sichuan Senmiao with a 30-day prior written notice or a one-month salary as severance payment, (iii) by a 30-day prior written notice from Mr. Liu and a three day prior notice during the probation period; or (iv) immediately for cause by Mr. Liu. In connection with the employment agreement, Mr. Liu and Sichuan Senmiao entered into a confidentiality agreement, pursuant to which Mr. Liu agreed not to release or disclose Sichuan Senmiao’s confidential information.
Outstanding Equity Awards at Fiscal Year-End
As of March 31, 2018, we had no outstanding equity awards.

Director Compensation
The following table sets forth certain information concerning the compensation of our directors for the fiscal year ended March 31, 2018:
Name	Fees earned or paid in cash $	Stock awards $	Option awards $(1)	Non-equity incentive plan compensation $	Nonqualified deferred compensation earnings $	All other compensation $	Total $
Trent Davis	$1,205	—	—	—	—	—	$1,205
Xiaojuan Li	$13,918	—	—	—	—	—	$13,918
Yulei Rao	$13,918	—	—	—	—	—	$13,918
Xiang Hu	$13,918	—	—	—	—	—	$13,918
Xi Wen	$13,918	—	—	—	—	—	$13,918
Each director receives an annual retainer of  $20,000 in cash except that Mr. Davis is entitled to an annual retainer of  $40,000. Each director is also entitled to additional stock compensation as approved by the Board.
Compensation Committee Interlocks and Insider Participation
None of our executive officers serves as a member of the Compensation Committee of our Board, or other committee serving an equivalent function. None of the members of our Compensation Committee has ever been our employee or one of our officers.
Certain Relationships and Related Transactions
The Company maintains a written Related Party Transactions Policy. Under this policy, any transaction between the Company and a “related person” in which such related person has a direct or indirect material interest must be submitted to our Audit Committee for review, approval, or ratification.
A “related person” means a director, executive officer or beneficial holder of more than five percent (5%) of the Company’s outstanding common stock, or any immediate family member of the foregoing, as well as any entity at which any such person is employed, is a partner or principal (or holds a similar position), or is a beneficial owner of a 10% or greater direct or indirect equity interest. Our directors and executive officers must promptly inform our General Counsel of any plan to engage in a potential related party transaction.
This policy requires our Audit Committee to be provided with full information concerning the proposed transaction, including the terms and business purposes of the transaction, and the benefits to the Company and the related person. In considering whether to approve any such transaction, the Audit Committee will consider all relevant facts and circumstances, including the fairness of the transaction to the Company, the potential risks and conflict of interest and any preexisting contractual relationship. Specific types of transactions are excluded from review under the policy, such as, for example, transactions in which the related person’s interest derives solely from his or her service as a director of another entity that is a party to the transaction.
In December 2017, we entered into loan agreements with Xiang Hu and Jun Wang, the stockholders of the Company and Sichuan Senmiao, who agreed to grant us a line of credit of approximating $955,308 and $159,218, respectively, for five years. The line of credit was non-interest bearing, effective from January 2017. During the year ended March 31, 2018, we borrowed from Hu Xiang and Jun Wang in the amount of  $690,370 and $74,832, respectively. During the three months ended June 30, 2018, the Company repaid $500,000 to Xiang Hu. These borrowings were non-interest bearing and without specific terms of repayment.
During the year ended March 31, 2018, we paid listing expenses on behalf of Xiang Hu and Jun Wang who agreed to pay part of our expenses in connection with our initial public offering, in the amount of $59,692 and $7,585, respectively. During the three months ended June 30, 2018, we paid listing expenses and stamp taxes on behalf of Xiang Hu and Jun Wang in the amount of  $70,687 and $7,881, respectively. We accounted for the expenses as a deduction against the amount due from the stockholders.

During the year ended March 31, 2017, we entered into two office lease agreements with Hong Li, the company’s stockholder, both with a term from January 1, 2017 to January 1, 2020. For the year ended March 31, 2018, we paid $86,405 of rental expenses to Hong Li. For the three months ended June 30, 2018 and 2017, the Company paid $29,926 and $nil to Hong Li in rental expense.
Vote Required for Approval
Each director nominee receiving a majority of the votes cast at the Meeting, in person or by proxy, and entitled to vote in the election of directors, will be elected, provided that a quorum is present. Abstentions and broker non-votes will have no effect on the outcome of the vote but will be included in determining whether there is a quorum.
THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF
FIVE DIRECTORS TO EACH HOLD OFFICE UNTIL THE 2019 ANNUAL MEETING OF
STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED OR
UNTIL THEIR EARLIER DEATHS, RESIGNATIONS OR REMOVALS.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE
COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR ENDING
MARCH 31, 2019
Overview
The Audit Committee of the Board is directly responsible for the appointment, compensation, retention and oversight of the work of the Company’s independent registered public accountants. The Audit Committee appointed the firm of Friedman LLP (“Friedman”) to serve as our registered public accounting firm for our fiscal year ending March 31, 2019. The independent accountant’s report of Friedman on our consolidated financial statements for the year ended March 31, 2018 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. A representative of Friedman is expected to attend the Meeting, will have the opportunity to make a statement should they desire to do so and to respond to appropriate questions.
The following table shows the fees that we paid or accrued for the audit and other services provided by our independent registered public accounting firms for the fiscal years ended March 31, 2018 and 2017.
Fee Category	Fiscal Year Ended March 31, 2018	Fiscal Year Ended March 31, 2017
Audit Fees(1)	$115,000	$160,000
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$—	$—
All Other Fees(4)	$—	$—

(1)
This category consists of fees for professional services rendered by our principal independent registered public accountants for the audit of our annual financial statements, review of financial statements included in our quarterly reports and services that are normally provided by the independent registered public accounting firms in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)
This category consists of fees for assurance and related services by our independent registered public accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultations concerning financial accounting and reporting standards.

(3)
This category consists of fees for professional services rendered by our independent registered public accountant for tax compliance, tax advice, and tax planning.

(4)
This category consists of fees for services provided by our independent registered public accountants other than the services described above.

Policy on Pre-Approval of Audit Services
Our Audit Committee pre-approves all services, including both audit and non-audit services, provided by our independent registered public accounting firm.
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.
On August 26, 2017, we dismissed Anton & Chia, LLP (“A&C”) as our independent registered public accounting firm. The reports of A&C, on our financial statements for each of the past two fiscal years contained no adverse opinion or a disclaimer of opinion and were not modified. The decision to change independent accountants was approved by our Board on September 27, 2017.
During our two most recent fiscal years and through the date of the dismissal of A&C, we had no disagreements with A&C, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of A&C, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

During our two most recent fiscal years and through the date of the dismissal of A&C, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.
We provided A&C, with a copy of this disclosure before the filing was made with the SEC. We requested that A&C, provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from A&C, stating that it agrees with the above statements.
We then engaged ZH CPA LLP on August 26, 2017 and the auditors’ actual work started right thereafter. Our Board approved and ratified the appointment of ZH CPA LLP (“ZH CPA”) as our new independent registered public accounting firm, effective September 27, 2017. During the two most recent fiscal years and through the date of the engagement of ZH CPA, we did not consult with ZH CPA regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). In approving the selection of ZH CPA as our new independent registered public accounting firm, the Board considered all relevant factors.
On April 4, 2018, ZH CPA resigned as our independent registered public accounting firm.
The reports of ZH CPA on the Company’s financial statements for the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the two most recent fiscal years and through April 4, 2018, there were (i) no disagreements between the Company and ZH CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of ZH CPA, would have caused ZH CPA to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no reportable events as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
We provided ZH CPA with a copy of the disclosure above and requested that ZH furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not ZH agrees with the above disclosure. We received a letter from ZH CPA stating that it agrees with the above statements.
On April 4, 2018, our audit committee appointed Friedman as our new independent registered public accounting firm.
Except as disclosed herein, during the Company’s two most recent fiscal years and in the subsequent interim period through April 4, 2018, the Company has not consulted with Friedman regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Friedman concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
Vote Required for Approval
The affirmative vote of a majority of the votes cast by the holders of Common Stock of the Company present in person or represented by proxy at the Meeting and entitled to vote thereon is required to approve this proposal. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE AUDIT
COMMITTEE’S APPROVAL OF THE APPOINTMENT OF FRIEDMAN LLP AS THE
COMPANY’S REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDED
MARCH 31, 2019.

PROPOSAL 3

APPROVAL AND ADOPTION OF THE EQUITY INCENTIVE PLAN
The Board believes that in order to attract and retain the services of executive and other key employees, it is necessary for the Company to have the ability and flexibility to provide a compensation package which compares favorably with those offered by other companies. Accordingly, the Board adopted the Equity Incentive Plan.
Stockholders are being asked to approve the Equity Incentive Plan. Stockholder approval of the Equity Incentive Plan is necessary for certain purposes. If our stockholders do not approve the Equity Incentive Plan, the Equity Incentive Plan will not go into effect.
The principal features of the Equity Incentive Plan are summarized below, but the summary is qualified in its entirety by reference to the complete text of the Equity Incentive Plan, which is attached as Annex A to this Proxy Statement.
The closing market price of our Common Stock on September 27, 2018 was $4.48.
Highlights of the Equity Incentive Plan
Purpose.   We adopt the Equity Incentive Plan to enable us and our affiliated companies to: (a) recruit and retain highly qualified employees, directors and consultants; (b) offer them a greater stake in our success and a closer identity with our company; and (c) encourage ownership of the Company’s stock by such individuals.
Administration.   A committee consisting of at least two independent directors appointed by the Board (the “Committee”) or in the absence of such a committee, the Board, will be responsible for the general administration of the Equity Incentive Plan with respect to Awards, provided however, that the Committee may delegate to one or more officers of the Company or its affiliated company the authority to grant Awards to eligible individuals, who are neither subject to the requirements of Rule 16b-3 of the Exchange Act nor “covered employees” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).
Eligibility.   Any of the Company’s employees, officers, directors, consultants (who are natural persons) are eligible to participate in the Equity Incentive Plan if selected by the Committee (the “Participants”).
Shares subject to the Equity Incentive Plan.   Subject to certain adjustments, the maximum number of shares of Common Stock that may be issued under the Equity Incentive Plan in connection with Awards is 2,000,000. Any shares subject to an Award under the Plan that are forfeited, cancelled, expire unexercised, or are settled in cash shall again be available for Awards under the Equity Incentive Plan.
Adjustments.   In the event of any dividend, recapitalization, forward or reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire Common Stock or other securities of the Company, or other similar corporate transaction or event, which affects the Common Stock, or unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, the Committee may make such adjustment, which is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Equity Incentive Plan, to (i) the number and kind of shares of Common Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding Awards, (iii) the aggregate number and kind of shares of Common Stock available under the Equity Incentive Plan, (iv) the exercise price or grant price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award, and (vi) if applicable to the performance goals applicable to any such Award.

All Awards granted under the Equity Incentive Plan are governed by separate award agreements between us and the participants. No Awards may be granted after the 10th anniversary of the date on which the Equity Incentive Plan was approved by the stockholders, although Awards granted before that time will remain valid in accordance with their terms.
Type of Awards.   The Equity Incentive Plan permits the grant of  (i) nonqualified stock options (“NQSOs”) and incentive stock options (“ISOs”) (collectively, “Options”); (ii) restricted stock; (iii) restricted stock units (“RSUs”), (iv) stock appreciation rights (“SARs”), (v) stock bonus awards, and (vi) performance compensation awards, which the Company refers to collectively as “Awards,” as more fully described below.
Options.   The Committee is authorized to grant Options to purchase shares of Common Stock that are either ISOs meaning they are intended to satisfy the requirements of Section 422 of the Code, or NQSOs, meaning they are not intended to satisfy the requirements of Section 422 of the Code. Options granted under the Equity Incentive Plan will be subject to the terms and conditions established by the Committee and specified in the applicable award agreement. Under the terms of the Equity Incentive Plan, the exercise price of the Options will not be less than the fair market value (as determined under the Equity Incentive Plan) of the shares at the time of grant. The maximum term of an Option granted under the Equity Incentive Plan will be ten years from the date of grant (or five years in the case of an ISO granted to a 10% stockholder). Payment in respect of the exercise of an Option may be made in cash or by check, by cash equivalent and/or vested shares of Common Stock valued at the closing price on the date of exercise (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Common Shares in lieu of actual delivery of such shares to the Company), or the Committee may, in its discretion and to the extent permitted by law, allow such payment to be made through a broker-assisted cashless exercise mechanism, a net exercise method, or by such other method as the Committee may determine to be appropriate.
Unless otherwise provided in an award agreement or as may be determined by the Committee, upon a Participant’s termination of service with the Company or its affiliates, the unvested portion of such Participant’s Options shall cease to vest and shall be forfeited with no further compensation due to the Participant and the vested portion of such Participant’s Options shall remain exercisable for a period of (i) 90 days in the event of a Participant’s termination of service without Cause (as such term is defined in the Equity Incentive Plan), (ii) one year in the event of a Participant’s termination of service due to death or disability and (iii) the remainder of the stated term of the Option following termination of employment or service by reason of such Participant’s retirement if the Participant is a director, officer or employee of the Company; provided, however, that in no event shall any Option be exercisable after its stated term has expired. All of a Participant’s Options shall be forfeited immediately upon such Participant’s termination by the Company for Cause.
Restricted Stock.   A restricted stock award is a grant of shares of Common Stock, which are subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services during a restriction period). During the restriction period, unless otherwise provided in an award agreement, a Participant will have the right to vote the shares underlying the restricted stock; however, all dividends will remain subject to restriction until the stock with respect to which the dividend was issued lapses. Unless otherwise provided by the Committee in an award agreement: (i) the restricted period will lapse in three equal annual installments beginning on the first anniversary of the date of grant and will lapse with respect to 100% of the restricted stock on the third anniversary of the date of grant; and (ii) the unvested portion of restricted stock shall terminate and be forfeited upon termination of employment or service of the Participant.
RSUs.   RSU is an unfunded and unsecured promise to deliver Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time). Unless otherwise provided by the Committee in an award agreement: (i) the restricted period will lapse in three equal annual installments beginning on the first anniversary of the date of grant and will lapse with respect to 100% of the restricted stock on the third anniversary of the date of grant; and (ii) the unvested portion of restricted stock shall terminate and be forfeited upon termination of employment or service of the Participant. Unless otherwise provided by the Committee in an award agreement, upon the expiration of the restricted period, the Company will deliver to the Participant, without charge, one share of Common Stock for each such outstanding restricted stock unit; provided, that the Committee may elect to pay cash, or part cash and part Common Stock in lieu of delivering only Common Stock.
SARs.   An SAR entitles the recipient to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of shares of Common Stock from the date of the grant of the SAR to the date of exercise payable in shares of Common Stock. Any grant may specify a vesting period or periods before the SAR may become exercisable and permissible dates or periods on or during which the SAR shall be exercisable. No SAR may be exercised more than ten years from the grant date. Upon a Participant’s termination of service, the same general conditions applicable to Options as described above would be applicable to the SAR.
Other Stock-Based Awards.   Other stock-based Awards may be granted by the Committee in the form and on such terms and conditions as the Committee shall determine.
Performance Goals.   Performance goals may be linked to a variety of factors including the Participant’s completion of a specified period of employment or service with us or an affiliated company. Additionally, performance goals can include objectives stated with respect to an individual Participant, the Company or the subsidiary, division, department or function in which the Participant is employed. Performance goals may be measured on an absolute or relative basis. Relative performance may be measured by a group of peer companies or by a financial market index. The performance criteria are limited to one or more of the following:
•
revenue;

•
sales;

•
profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures);

•
earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures);

•
net income (before or after taxes, operating income or other income measures);

•
cash (cash flow, cash generation or other cash measures);

•
stock price or performance;

•
total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price);

•
economic value added;

•
return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales);

•
market share;

•
improvements in capital structure;

•
expenses (expense management, expense ratio, expense efficiency ratios or other expense measures);

•
business expansion or consolidation (acquisitions and divestitures);

•
internal rate of return or increase in net present value;

•
working capital targets relating to inventory and/or accounts receivable;

•
inventory management;

•
service or product delivery or quality;

•
customer satisfaction;

•
employee retention;

•
safety standards;

•
productivity measures;

•
cost reduction measures; and/or

•
strategic plan development and implementation.

Transferability.   The Committee may impose restrictions on the grant, exercise or payment of an Award as it determines appropriate. Generally, Awards granted under the Equity Incentive Plan shall be nontransferable except by will or by the laws of descent and distribution. No Participant shall have any rights as a stockholder with respect to shares covered by Options, SARs, or RSUs, unless and until such Awards are settled in shares of Common Stock.
Change of Control.   In the event of a change in control (as defined in the Equity Incentive Plan) and except to the extent otherwise provided in an award agreement, (i) all of the then outstanding Options and SARs will immediately vest and become immediately exercisable as of a time prior to the change in control, (ii) the restricted period with respect to any Awards will expire as of a time prior to the change in control (including without limitation a waiver of any applicable performance goals) and (iii) all incomplete performance periods will end on the date of a change in control and the Committee will determine the extent to which the performance goals have been met and will cause the payment of awards based on the participant’s actual achievement of the performance goals through such date and the settlement of previously deferred awards in a manner that complies with Section 409A of the Code.
Amendment and Termination.   The Company’s Board may amend, alter, suspend, discontinue or terminate the Equity Incentive Plan or any portion thereof and the Committee may amend any outstanding Award at any time; provided that (a) such amendment, alteration, suspension, discontinuation, or termination will be subject to the approval of the Company’s stockholders if such approval is necessary to comply with any tax or regulatory requirement applicable to the Equity Incentive Plan and (b) no such amendment or termination may adversely affect Awards then outstanding without the Award holder’s permission.
Awards under the Equity Incentive Plan may not be made on or after September 28, 2028, provided that administration of the Equity Incentive Plan will continue in effect until all matters relating to awards previously granted have been settled.
New Plan Benefits
Because the Committee has discretion to grant future Awards of a design and amount determined in its discretion, (i) it is not possible at present to specify the persons to whom Awards will be granted under the Equity Incentive Plan in the future or the amounts and types of individual grants and (ii) it would not be possible to predict what Awards would have been granted had the Equity Incentive Plan been in existence in the prior fiscal year. However, the Company currently expects to grant options to purchase an aggregate of 591,248 shares and 408,518 shares of Common Stock to its employees and management, respectively and a total of 25,000 RSUs each year to its directors under the Equity Incentive Plan.
Federal Income Tax Consequences Relating to Awards Under the Equity Incentive Plan
The material United States federal income tax treatment of Awards under the Equity Incentive Plan is generally described below. This description of tax consequences is not a complete description. There may be different income tax consequences under certain circumstances, and there may be gift and estate tax consequences. Local, state and other taxing authorities may also tax Awards under the Equity Incentive Plan. Tax laws are subject to change.
NQSOs
There are generally no federal income tax consequences to a Participant or to the Company upon the grant of an NQSO. Upon the exercise of an NQSO, a Participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the aggregate exercise price paid. The Company generally will be entitled to a corresponding federal income tax deduction. The Participant will have a tax basis in the shares equal to the exercise price plus the amount of income recognized at the time of exercise.
When a Participant sells shares of stock acquired through the exercise of an NQSO, the Participant will have a capital gain or loss in an amount equal to the difference between the amount realized on the sale and the tax basis in the shares. The capital gain tax rate will depend on a number of factors, including the length of time the Participant held the shares prior to selling them.
ISOs
There are a number of requirements that must be met for an Option to be treated as an ISO. One such requirement is that Common Stock acquired through the exercise of an ISO cannot be disposed of before the later of  (i) two years from the date of grant of the Option, or (ii) one year from the date of exercise. Participants who receive ISOs will generally incur no federal income tax liability at the time of grant or upon exercise of those Options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs.
If the Participant does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long- or short-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the ISO. If, within two years following the date of grant or within one year following the date of exercise, the Participant disposes of the shares acquired through the exercise of an ISO, the Participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the Common Stock on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an otherwise ISO becomes first exercisable in any one year for shares having an aggregate value in excess of  $100,000 (based on the grant date value), the portion of the ISO in excess of that limit will be treated as a NQSO for federal income tax purposes.
Restricted Stock
Unless a Participant makes a valid Section 83(b) election as described below, such Participant will generally not recognize federal taxable income when he or she receives a grant of restricted stock, and the Company will not be entitled to a deduction until the stock is transferable by the Participant or is otherwise no longer subject to a substantial risk of forfeiture. When the stock is either transferable or is no longer subject to a substantial risk of forfeiture, the Participant will recognize ordinary income in an amount equal to the fair market value of the shares at that time (less any amounts paid for the shares), and generally, the Company will be entitled to a deduction in the same amount. Any gain or loss recognized by the Participant upon a later disposition of the Common Stock will be capital gain or loss. A Participant’s holding period for purposes of determining whether that capital gain or loss is long-term or short-term will be counted from the date the stock became transferable or ceased to be subject to a substantial risk of forfeiture.
A Participant may elect to recognize ordinary income at the time that a restricted stock award is granted in an amount equal to the fair market value of the shares subject to the Award (less any amounts paid for such shares) at the time of grant, determined without regard to certain restrictions. This election is referred to as a Section 83(b) election. In that event, the Company will be entitled to a corresponding deduction in the same year. Any gain or loss recognized by the Participant upon a later disposition of the shares will be capital gain or loss. A Participant’s holding period for purposes of determining whether that capital gain or loss is long-term or short-term will be counted from the date of the original transfer to the Participant. The Participant may not claim a credit for any tax previously paid on stock that is later forfeited.
RSUs
If a Participant is granted an RSU, he or she will not be required to recognize any taxable income at the time of grant or at the time that the RSU vests. Upon distribution of shares or cash in respect of an

RSU, the fair market value of those shares or the amount of that cash will be taxable to the Participant as ordinary income and the Company will receive a deduction equal to the income recognized by the Participant. The subsequent disposition of shares acquired pursuant to an RSU will result in capital gain or loss (based on the difference between the price received on disposition and the market value of the shares at the time of their distribution). The capital gain tax rate will depend on a number of factors, including the length of time the Participant held the shares prior to selling them.
SARs
A Participant realizes no taxable income and the Company is not entitled to a deduction when a SAR is granted. Upon exercising a SAR, a Participant will realize ordinary income in an amount equal to the fair market value of the shares received minus any amount paid for the shares, and the Company will be entitled to a corresponding deduction. A Participant’s tax basis in the shares of Common Stock received upon exercise of a SAR will be equal to the fair market value of such shares on the exercise date, and the Participant’s holding period for such shares will begin at that time. Upon sale of the shares of Common Stock received upon exercise of a SAR, the Participant will realize short-term or long-term capital gain or loss, depending upon the applicable holding period. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the Participant’s tax basis in such shares.
Stock Bonus Awards
The tax consequences of receiving stock bonus awards will generally be governed by the principles set forth in the Code. These tax consequences may vary depending upon the terms and conditions of such Awards.
Interest of Certain Persons in the Equity Incentive Plan
Stockholders should understand that the Company’s executive officers and non-employee directors may be considered to have an interest in the approval of the Equity Incentive Plan because they may in the future receive Awards under it. Nevertheless, the Company’s Board believes that it is important to provide incentives and rewards for superior performance and the retention of experienced directors by implementing the Equity Incentive Plan.
Vote Required for Approval
The affirmative vote of a majority of the votes cast by the holders of Common Stock of the Company present in person or represented by proxy at the Meeting and entitled to vote thereon is required to approve the Equity Incentive Plan. Abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.
THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL
OF THE EQUITY INCENTIVE PLAN.

OTHER INFORMATION
Other Business
Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.
Deadline for Submission of Stockholder Proposals for 2018 Annual Meeting of Stockholders
Stockholders may present proposals intended for inclusion in our Proxy Statement for our 2019 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company no earlier than June 4, 2019 and no later than July 4, 2019 and in accordance by and otherwise in compliance with, applicable SEC regulations, and the Company’s Bylaws, as applicable. Proposals submitted not in accordance with such regulations or the Company’s Bylaws, will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2019 Proxy Statement.
In addition, a stockholder proposal that is not intended for inclusion in our proxy statement under Rule 14a-8 or a stockholder nomination of a director candidate that is not a proxy access nomination may be brought before the 2019 Annual Meeting of Stockholders so long as we receive information and notice of the proposal in compliance with the requirements set forth in our Bylaws, addressed to the Corporate Secretary at our principal executive offices, no later than July 4, 2019 nor earlier than June 4, 2019.
Stockholder Communications
Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Chief Executive Officer. Mr. Wen will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.
Householding of Proxy Materials
The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a single notice of the annual meeting of stockholders, or copy of the Proxy Statement and Annual Report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to Chief Executive Officer of the Company, at Senmiao Technology Limited, 16F, Shihao Square, Middle Jiannan Blvd., High-Tech Zone, Chengdu, Sichuan, People’s Republic of China 610000. Stockholders who currently receive multiple copies of the Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.
Annual Report
Accompanying this Proxy Statement is a copy of our Annual Report on Form 10-K for the year ended March 31, 2018. The Annual Report contains audited financial statements covering our fiscal years ended March 31, 2018. Copies of our Annual Report, as filed with the SEC, are available free of charge on our website at www.ihongsen.com or you can request a copy free of charge by calling +86 28 61554399 or sending an email to ihs@ihongsen.com. Please include your contact information with the request.

Annex A
SENMIAO TECHNOLOGY LIMITED
2018 EQUITY INCENTIVE PLAN
1. Purpose.   The purpose of the Senmiao Technology Limited 2018 Equity Incentive Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel and to provide a means whereby directors, officers, managers, employees, consultants and advisors (and prospective directors, officers, managers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, which may (but need not) be measured by reference to the value of Common Shares, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company’s stockholders.
2. Definitions.   The following definitions shall be applicable throughout this Plan:
(a) “Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest as determined by the Committee in its discretion. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.
(b) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award and Performance Compensation Award granted under this Plan. An “Award agreement” means an agreement (including, without limitation, any employment or consulting agreement, as the case may be) memorializing an Award. An Award agreement may be in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company).
(c) “Board” means the Board of Directors of the Company.
(d) “Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City are authorized or obligated by federal law or executive order to be closed.
(e) “Cause” means, in the case of a particular Award, unless the applicable Award agreement states otherwise: (i) the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any employment or consulting agreement or similar document or policy between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment or consulting agreement, document or policy (or the absence of any definition of  “Cause” contained therein): (A) a continuing material breach or material default (including, without limitation, any material dereliction of duty) by Participant of any agreement between the Participant and the Company, except for any such breach or default which is caused by the physical disability of the Participant (as determined by a neutral physician), or a continuing failure by the Participant to follow the direction of a duly authorized representative of the Company; (B) gross negligence, willful misfeasance or breach of fiduciary duty by the Participant; (C) the commission by the Participant of an act of fraud, embezzlement or any felony or other crime of dishonesty in connection with the Participant’s duties; or (D) conviction of the Participant of a felony or any other crime that would materially and adversely affect: (i) the business reputation of the Company or (ii) the performance of the Participant’s duties to the Company. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

(f) “Change in Control” shall, in the case of a particular Award, unless the applicable Award agreement states otherwise or contains a different definition of  “Change in Control,” be deemed to occur upon:
(i) An acquisition (whether directly from the Company or otherwise) of any voting securities of the Company (the “Voting Securities”) by any “Person” (as the term person is used for purposes of Section 13(d) or 14(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)), immediately after which such Person has “Beneficial Ownership” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of the combined voting power of the Company’s then outstanding Voting Securities.
(ii) The individuals who constitute the members of the Board cease, by reason of a financing, merger, combination, acquisition, takeover or other non-ordinary course transaction affecting the Company, to constitute at least fifty-one percent (51%) of the members of the Board; or
(iii) The consummation of any of the following events:
(A) A merger, consolidation or reorganization involving the Company, where either or both of the events described in clauses (i) or (ii) above would be the result;
(B) A liquidation or dissolution of or appointment of a receiver, rehabilitator, conservator or similar person for, or the filing by a third party of an involuntary bankruptcy against, the Company; provided, however, that to the extent necessary to comply with Section 409A of the Code, the occurrence of an event described in this subsection (B) shall not permit the settlement of Restricted Stock Units granted under this Plan; or
(C) An agreement for the sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a subsidiary of the Company).
(g) “Closing Price” means (i) during such time as the Common Shares are registered under Section 12 of the Exchange Act, the closing price of the Common Shares as reported by an established stock exchange or automated quotation system on the day for which such value is to be determined, or, if no sale of the Common Shares shall have been made on any such stock exchange or automated quotation system that day, on the next preceding day on which there was a sale of such Common Shares, or (ii) during any such time as the Common Shares are not listed upon an established stock exchange or automated quotation system, the average “bid” and “ask” prices of the Common Shares in the over-the-counter market on the day for which such value is to be determined, as reported by the OTC Markets Group, Inc. (www.otcmarkets.com) or any successor or alternative recognized over-the-counter market or another inter-dealer quotation system, or (C) during any such time as the Common Shares cannot be valued pursuant to (i) or (ii) above, the fair market value shall be as determined by the Committee considering all relevant information including, by example and not by limitation, the most recent price at which Common Shares were issued to third party investors.
(h) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. References in this Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.
(i) “Committee” means a committee of at least two people as the Board may appoint to administer this Plan or, if no such committee has been appointed by the Board, the Board. Unless altered by an action of the Board, the Committee shall be the Compensation Committee of the Board.
(j) “Common Shares” means the common stock, par value $.0001 per share, of the Company (and any stock or other securities into which such common shares may be converted or into which they may be exchanged).
(k) “Company” means Senmiao Technology Limited, a Nevada corporation, together with its successors and assigns.
(l) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(m) “Disability” means (unless the applicable Award, employment or consulting agreement between the Participant and the Company states otherwise) a “permanent and total” disability incurred by a Participant while in the employ of the Company or an Affiliate. For this purpose, a permanent and total disability shall mean that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.
(n) “Effective Date” means the date this Plan is approved and adopted by the Board and the stockholders of the Company holding a majority of the outstanding Common Shares.
(o) “Eligible Director” means a person who is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.
(p) “Eligible Person” means any (i) individual employed by the Company or an Affiliate; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate, provided that if the Securities Act applies such persons must be eligible to be offered securities registrable on Form S-8 under the Securities Act; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or begins providing services to the Company or its Affiliates).
(q) “Exchange Act” has the meaning given such term in the definition of  “Change in Control,” and any reference in this Plan to any section of  (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.
(r) “Exercise Price” has the meaning given such term in Section 7(b) of this Plan.
(s) “Fair Market Value”, unless otherwise provided by the Committee in accordance with all applicable laws, rules regulations and standards, means, on a given date, (i) if the Common Shares (A) are listed on a national securities exchange or automated quotation system or (B) are not listed on a national securities exchange, but is quoted by the OTC Markets Group, Inc. (www.otcmarkets.com) or any successor or alternative recognized over-the-counter market or another inter-dealer quotation system, on a last sale basis, the average selling price of the Common Shares reported on such national securities exchange or other inter-dealer quotation system, determined as the arithmetic mean of such selling prices over the thirty (30) Business Day period preceding the Date of Grant, weighted based on the volume of trading of such Common Shares on each trading day during such period; or (ii) if the Common Shares are not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, the amount determined by the Committee in good faith to be the fair market value of the Common Shares.
(t) “Immediate Family Members” shall have the meaning set forth in Section 15(b) of this Plan.
(u) “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in this Plan.
(v) “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of this Plan.
(w) “Negative Discretion” shall mean the discretion authorized by this Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.
(x) “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.
(y) “Option” means an Award granted under Section 7 of this Plan.

(z) “Option Period” has the meaning given such term in Section 7(c) of this Plan.
(aa) “Participant” means an Eligible Person who has been selected by the Committee to participate in this Plan and to receive an Award pursuant to Section 6 of this Plan.
(bb) “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of this Plan.
(cc) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under this Plan.
(dd) “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.
(ee) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.
(ff) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.
(gg) “Permitted Transferee” shall have the meaning set forth in Section 15(b) of this Plan.
(hh) “Person” has the meaning given such term in the definition of  “Change in Control.”
(ii) “Plan” means this Senmiao Technology Limited 2018 Equity Incentive Plan, as amended from time to time.
(jj) “Retirement” means the fulfillment of each of the following conditions: (i) the Participant is in good standing with the Company as determined by the Committee; (ii) the voluntary termination by a Participant of such Participant’s employment or service to the Company and (B) that at the time of such voluntary termination, the sum of: (1) the Participant’s age (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12) and (2) the Participant’s years of employment or service with the Company (calculated to the nearest month, with any resulting fraction of a year being calculated as the number of months in the year divided by 12) equals at least 62 (provided that, in any case, the foregoing shall only be applicable if, at the time of Retirement, the Participant shall be at least 55 years of age and shall have been employed by or served with the Company for no less than 5 years).
(kk) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.
(ll) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Common Shares, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of this Plan.
(mm) “Restricted Stock” means Common Shares, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of this Plan.
(nn) “SAR Period” has the meaning given such term in Section 8(c) of this Plan.
(oo) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in this Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other official interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

(pp) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of this Plan which meets all of the requirements of Section 1.409A-1(b)(5)(i)(B) of the Treasury Regulations.
(qq) “Stock Bonus Award” shall mean an Award granted under Section 10 of this Plan.
(rr) “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.
(ss) “Subsidiary” means, with respect to any specified Person (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of Outstanding Company Voting Securities (without regard to the occurrence of any contingency and after giving effect to any voting agreement or stockholders’ agreement that effectively transfers voting power) is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person (or a combination thereof); and (ii) any partnership or limited liability company (or any comparable foreign entity) (a) the sole general partner or managing member (or functional equivalent thereof) or the managing general partner of which is such Person or Subsidiary of such Person or (b) the only general partners or managing members (or functional equivalents thereof) of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).
(tt) “Substitute Award” has the meaning given such term in Section 5(e).
(uu) “Treasury Regulations” means any regulations, whether proposed, temporary or final, promulgated by the U.S. Department of Treasury under the Code, and any successor provisions.
3. Effective Date; Duration.   The Plan shall be effective as of the Effective Date, but no Award shall be exercised or paid (or, in the case of a stock Award, shall be granted unless contingent on stockholder approval) unless and until this Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months after the date this Plan is adopted by the Board. The expiration date of this Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of this Plan shall continue to apply to such Awards.
4. Administration.
(a) The Committee shall administer this Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under this Plan), it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under this Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under this Plan. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee. Whether a quorum is present shall be determined based on the Committee’s charter as approved by the Board.
(b) Subject to the provisions of this Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by this Plan and its charter, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of Common Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Common Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Shares, other securities, other Awards or other property and other amounts payable with respect to an Award; (vii) interpret, administer, reconcile any inconsistency in, settle any controversy regarding, correct any defect in and/or complete any omission in this Plan and any instrument or agreement relating to, or Award granted under, this Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of this Plan; (ix) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of this Plan.
(c) The Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons (i) subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code.
(d) Unless otherwise expressly provided in this Plan, all designations, determinations, interpretations, and other decisions under or with respect to this Plan or any Award or any documents evidencing Awards granted pursuant to this Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.
(e) No member of the Board, the Committee, delegate of the Committee or any employee, advisor or agent of the Company or the Board or the Committee (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to this Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from (and the Company shall pay or reimburse on demand for) any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under this Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.
(f) Notwithstanding anything to the contrary contained in this Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer this Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under this Plan.
5. Grant of Awards; Shares Subject to this Plan; Limitations.
(a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards and/or Performance Compensation Awards to one or more Eligible Persons.

(b) Subject to Sections 3, 11 and 12 of this Plan, the Committee is authorized to deliver under this Plan an aggregate of an amount equal to 2,000,000 Common Shares. Each Common Share subject to an Option or a Stock Appreciation Right will reduce the number of Common Shares available for issuance by one share, and each Common Share underlying an Award of Restricted Stock, Restricted Stock Units, Stock Bonus Awards and Performance Compensation Awards will reduce the number of Common Shares available for issuance by 1.15 shares.
(c) Common Shares underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash shall be available again for Awards under this Plan at the same ratio at which they were previously granted. Notwithstanding the foregoing, the following Common Shares shall not be available again for Awards under the Plan: (i) shares tendered or held back upon the exercise of an Option or settlement of an Award to cover the Exercise Price of an Award; (ii) shares that are used or withheld to satisfy tax obligations of the Participant; and (iii) shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the SAR upon exercise thereof.
(d) Common Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.
(e) Subject to compliance with Section 1.409A-3(f) of the Treasury Regulations, Awards may, in the sole discretion of the Committee, be granted under this Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). The number of Common Shares underlying any Substitute Awards shall be counted against the aggregate number of Common Shares available for Awards under this Plan.
(f) Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 12), the Committee shall not grant to any one Eligible Person in any one calendar year Awards (i) for more than 1,500,000 Common Shares in the aggregate or (ii) payable in cash in an amount, when added to any cash fees paid by the Company as compensation to such Eligible Person, exceeding $2,500,000 in the aggregate.
(g) Notwithstanding any provision in the Plan to the contrary (but subject to adjustment as provided in Section 12), the aggregate value of all compensation paid or granted, as applicable, to any individual for service as a non-employee director (as defined in Rule 16b-3(b)(3) of the Exchange Act) with respect to any calendar year, including Awards granted and any cash fees paid by the Company as compensation to such non-employee director, shall not exceed $300,000 in total value. For purposes of this Section 5(g), the value of the Awards shall be based on the grant date fair value of such Awards for financial reporting purposes.
6. Eligibility.   Participation shall be limited to Eligible Persons who have entered into an Award agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in this Plan.
7. Options.
(a) Generally.   Each Option granted under this Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award agreement. All Options granted under this Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. Notwithstanding any designation of an Option, to the extent that the aggregate Fair Market Value of Common Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company or any Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonqualified Stock Options. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock

Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless this Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under this Plan.
(b) Exercise Price.   The exercise price (“Exercise Price”) per Common Share for each Option shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant; provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant; and, provided further, that notwithstanding any provision herein to the contrary, the Exercise Price shall not be less than the par value per Common Share.
(c) Vesting and Expiration.   Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and as set forth in the applicable Award agreement, and shall expire after such period, not to exceed ten (10) years from the Date of Grant, as may be determined by the Committee (the “Option Period”); provided, however, that the Option Period shall not exceed five (5) years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns shares representing more than 10% of the voting power of all classes of shares of the Company or any Affiliate; and, provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. Unless otherwise provided by the Committee in an Award agreement:
(i) an Option shall vest in three (3) equal annual installments beginning on the first (1st) anniversary of the Date of Grant and become exercisable with respect to 100% of the Common Shares subject to such Option on the third (3rd) anniversary of the Date of Grant;
(ii) the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option, and the vested portion of such Option shall remain exercisable for:
(A) one year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case by case basis), but not later than the expiration of the Option Period;
(B) for directors, officers and employees of the Company only, for the remainder of the Option Period following termination of employment or service by reason of such Participant’s Retirement (it being understood that any Incentive Stock Option held by the Participant shall be treated as a Nonqualified Stock Option if exercise is not undertaken within 90 days of the date of Retirement);
(C) 90 calendar days following termination of employment or service for any reason other than such Participant’s death, Disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the Option Period; and
(iii) both the unvested and the vested portion of an Option shall immediately expire upon the termination of the Participant’s employment or service by the Company for Cause.

(d) Method of Exercise and Form of Payment.   No Common Shares shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award agreement accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check (subject to collection), cash equivalent and/or vested Common Shares valued at the Closing Price at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Common Shares in lieu of actual delivery of such shares to the Company); provided, however, that such Common Shares are not subject to any pledge or other security interest and; (ii) by such other method as the Committee may permit in accordance with applicable law, in its sole discretion, including without limitation: (A) in other property having a fair market value (as determined by the Committee in its discretion) on the date of exercise equal to the Exercise Price or (B) if there is a public market for the Common Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Common Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Common Shares for which the Option was exercised that number of Common Shares having a Closing Price equal to the aggregate Exercise Price for the Common Shares for which the Option was exercised. Any fractional Common Shares shall be settled in cash.
(e) Notification Upon Disqualifying Disposition of an Incentive Stock Option.   Each Participant awarded an Incentive Stock Option under this Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Shares acquired pursuant to the exercise of such Incentive Stock Option. A “disqualifying disposition” is any disposition (including, without limitation, any sale) of such Common Shares before the later of  (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession of any Common Shares acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence.
(f) Compliance With Laws, etc.   Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, if applicable, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.
8. Stock Appreciation Rights.
(a) Generally.   Each SAR granted under this Plan shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award agreement. Any Option granted under this Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.
(b) Exercise Price.   The Exercise Price per Common Share for each SAR shall not be less than 100% of the Fair Market Value of such share determined as of the Date of Grant.
(c) Vesting and Expiration.   A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to exercisability. Unless otherwise provided by the Committee in an Award agreement:
(i) a SAR shall vest in three (3) equal annual installments beginning on the first (1st) anniversary of the Date of Grant and become exercisable with respect to 100% of the Common Shares subject to such SAR on the third anniversary of the Date of Grant;
(ii) the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR, and the vested portion of such SAR shall remain exercisable for:
(A) one year following termination of employment or service by reason of such Participant’s death or Disability (with the determination of Disability to be made by the Committee on a case by case basis), but not later than the expiration of the SAR Period;
(B) for directors, officers and employees of the Company only, for the remainder of the SAR Period following termination of employment or service by reason of such Participant’s Retirement;
(C) 90 calendar days following termination of employment or service for any reason other than such Participant’s death, Disability or Retirement, and other than such Participant’s termination of employment or service for Cause, but not later than the expiration of the SAR Period; and
(iii) both the unvested and the vested portion of a SAR shall expire immediately upon the termination of the Participant’s employment or service by the Company for Cause.
(d) Method of Exercise.   SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an option, the SAR Period), the Closing Price exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.
(e) Payment.   Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Closing Price of one Common Share on the exercise date over the Strike Price, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in Common Shares valued at fair market value, or any combination thereof, as determined by the Committee. Any fractional Common Share shall be settled in cash.
9. Restricted Stock and Restricted Stock Units.
(a) Generally.   Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)). Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with this Plan as may be reflected in the applicable Award agreement.
(b) Restricted Accounts; Escrow or Similar Arrangement.   Upon the grant of Restricted Stock, a book entry in a restricted account shall be established in the Participant’s name at the Company’s transfer agent and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than held in such restricted account pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate share power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank share power within the amount of time specified by the Committee, the Award shall be null and void ab initio. Subject to the restrictions set forth in this Section 9 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock and the right to receive dividends, if applicable. To the extent shares of Restricted Stock are forfeited, any share certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect thereto shall terminate without further obligation on the part of the Company.
(c) Vesting; Acceleration of Lapse of Restrictions.   Unless otherwise provided by the Committee in an Award agreement: (i) the Restricted Period shall lapse in three (3) equal annual installments beginning on the first (1st) anniversary of the Date of Grant and shall lapse with respect to 100% of the Restricted Stock and Restricted Stock Units on the third (3rd) anniversary of the Date of Grant; and (ii) the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award.
(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units.   (i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the share certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in Common Shares having a Closing Price equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award agreement).
(ii) Unless otherwise provided by the Committee in an Award agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one Common Share for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion and subject to the requirements of Section 409A of the Code, elect to (i) pay cash or part cash and part Common Share in lieu of delivering only Common Shares in respect of such Restricted Stock Units or (ii) defer the delivery of Common Shares (or cash or part Common Shares and part cash, as the case may be) beyond the expiration of the Restricted Period if such delivery would result in a violation of applicable law until such time as is no longer the case. If a cash payment is made in lieu of delivering Common Shares, the amount of such payment shall be equal to the Closing Price of the Common Shares as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld.
10. Stock Bonus Awards.   The Committee may issue unrestricted Common Shares, or other Awards denominated in Common Shares, under this Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under this Plan shall be evidenced by an Award agreement. Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with this Plan as may be reflected in the applicable Award agreement.
11. Performance Compensation Awards.
(a) Discretion of Committee with Respect to Performance Compensation Awards.   With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the

Performance Goals(s) that is (are) to apply and the Performance Formula. Within the first 90 calendar days of a Performance Period, the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.
(b) Performance Criteria.   The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company and/or one or more Affiliates, divisions or operational units, or any combination of the foregoing, as determined by the Committee, which criteria will be based on one or more of the following business criteria: (i) revenue; (ii) sales; (iii) profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures); (iv) earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures); (v) net income (before or after taxes, operating income or other income measures); (vi) cash (cash flow, cash generation or other cash measures); (vii) stock price or performance; (viii) total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price); (ix) economic value added; (x) return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales); (xi) market share; (xii) improvements in capital structure; (xiii) expenses (expense management, expense ratio, expense efficiency ratios or other expense measures); (xiv) business expansion or consolidation (acquisitions and divestitures); (xv) internal rate of return or increase in net present value; (xvi) working capital targets relating to inventory and/or accounts receivable; (xvii) inventory management; (xviii) service or product delivery or quality; (xix) customer satisfaction; (xx) employee retention; (xxi) safety standards; (xxii) productivity measures; (xxiii) cost reduction measures; and/or (xxiv) strategic plan development and implementation. Any one or more of the Performance Criteria adopted by the Committee may be used on an absolute or relative basis to measure the performance of the Company and/or one or more Affiliates as a whole or any business unit(s) of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period and thereafter promptly communicate such Performance Criteria to the Participant.
(c) Modification of Performance Goal(s).   In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining stockholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining stockholder approval. The Committee is authorized at any time during the first 90 calendar days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code, if applicable), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code, in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; and (ix) a change in the Company’s fiscal year.

(d) Payment of Performance Compensation Awards.
(i) Condition to Receipt of Payment.   Unless otherwise provided in the applicable Award agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.
(ii) Limitation.   A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.
(iii) Certification.   Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.
(iv) Use of Negative Discretion.   In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion, except as is otherwise provided in this Plan, to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of this Plan.
(e) Timing of Award Payments.   Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11, but in no event later than two-and-one-half months following the end of the fiscal year during which the Performance Period is completed in order to comply with the short-term deferral rules under Section 1.409A-1(b)(4) of the Treasury Regulations. Notwithstanding the foregoing, payment of a Performance Compensation Award may be delayed, as permitted by Section 1.409A-2(b)(7)(i) of the Treasury Regulations, to the extent that the Company reasonably anticipates that if such payment were made as scheduled, the Company’s tax deduction with respect to such payment would not be permitted due to the application of Section 162(m) of the Code.
12. Changes in Capital Structure and Similar Events.   In the event of  (a) any dividend or other distribution (whether in the form of cash, Common Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, amalgamation, consolidation, split-up, split-off, combination, repurchase or exchange of Common Shares or other securities of the Company, issuance of warrants or other rights to acquire Common Shares or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the Common Shares, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments that are equitable, including without limitation any or all of the following:
(i) adjusting any or all of  (A) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under this Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of this Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Common Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);
(ii) providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and
(iii) subject to the requirements of Section 409A of the Code, canceling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Common Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Common Share received or to be received by other stockholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the fair market value (as of a date specified by the Committee) of the Common Shares subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the fair market value of a Common Share subject thereto may be canceled and terminated without any payment or consideration therefor);
provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004) or ASC Topic 718, or any successor thereto), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
13. Effect of Change in Control.   Except to the extent otherwise provided in an Award agreement, in the event of a Change in Control, notwithstanding any provision of this Plan to the contrary, with respect to all or any portion of a particular outstanding Award or Awards:
(a) all of the then outstanding Options and SARs shall immediately vest and become immediately exercisable as of a time prior to the Change in Control;
(b) the Restricted Period shall expire as of a time prior to the Change in Control (including without limitation a waiver of any applicable Performance Goals);
(c) Performance Periods in effect on the date the Change in Control occurs shall end on such date, and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (ii) cause the Participant to receive partial or full payment of Awards for each such Performance Period based upon the Committee’s determination of the degree of attainment of the Performance Goals, or assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Committee.
To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) through (c) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transactions with respect to the Common Shares subject to their Awards.

14. Amendments and Termination.
(a) Amendment and Termination of this Plan.   The Board may amend, alter, suspend, discontinue, or terminate this Plan or any portion thereof at any time; provided, that (i) no amendment to the definition of Eligible Employee in Section 2, Section 5(i), Section 11(c) or Section 14(b) (to the extent required by the proviso in such Section 14(b)) shall be made without stockholder approval and (ii) no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to this Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Common Shares may be listed or quoted or to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); and, provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the prior written consent of the affected Participant, holder or beneficiary.
(b) Amendment of Award Agreements.   The Committee may, to the extent consistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively; provided, however that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; and, provided, further, that without stockholder approval, except as otherwise permitted under Section 12 of this Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR, another Award or cash or take any action that would have the effect of treating such Award as a new Award for tax or accounting purposes and (iii) the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Shares are listed or quoted.
15. General.
(a) Award Agreements.   Each Award under this Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the death, Disability or termination of employment or service of a Participant, or of such other events as may be determined by the Committee. The Company’s failure to specify any term of any Award in any particular Award agreement shall not invalidate such term, provided such terms was duly adopted by the Board or the Committee.
(b) Nontransferability; Trading Restrictions.
(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, with or without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of this Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award agreement (each transferee described in clauses (A), (B) (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of this Plan.
(iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in this Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Common Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under this Plan or otherwise; and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of this Plan and the applicable Award agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in this Plan and the applicable Award agreement.
(iv) The Committee shall have the right, either on an Award-by-Award basis or as a matter of policy for all Awards or one or more classes of Awards, to condition the delivery of vested Common Shares received in connection with such Award on the Participant’s agreement to such restrictions as the Committee may determine.
(c) Tax Withholding.
(i) A Participant shall be required to pay to the Company or any Affiliate, or the Company or any Affiliate shall have the right and is hereby authorized to withhold, from any cash, Common Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Shares, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under this Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.
(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of Common Shares (which are not subject to any pledge or other security interest) owned by the Participant having a fair market value equal to such withholding liability or (B) having the Company withhold from the number of Common Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a fair market value equal to such withholding liability (but no more than the minimum required statutory withholding liability).
(d) No Claim to Awards; No Rights to Continued Employment; Waiver.   No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under this Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither this Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under this Plan, unless otherwise expressly provided in this Plan or any Award agreement. By accepting an Award under this Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under this Plan or any Award agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.
(e) International Participants.   With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expected to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of this Plan or outstanding Awards (or establish a sub-plan) with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.
(f) Designation and Change of Beneficiary.   Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under this Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation filed with the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate. Upon the occurrence of a Participant’s divorce (as evidenced by a final order or decree of divorce), any spousal designation previously given by such Participant shall automatically terminate.
(g) Termination of Employment/Service.   Unless determined otherwise by the Committee at any point following such event: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company or an Affiliate.
(h) No Rights as a Stockholder.   Except as otherwise specifically provided in this Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of Common Shares that are subject to Awards hereunder until such shares have been issued or delivered to that person.
(i) Government and Other Regulations.
(i) The obligation of the Company to settle Awards in Common Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Common Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Common Shares to be offered or sold under this Plan. The Committee shall have the authority to provide that all certificates for Common Shares or other securities of the Company or any Affiliate delivered under this Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under this Plan, the applicable Award agreement, the federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of this Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in this Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under this Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.
(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Common Shares from the public markets, the Company’s issuance of Common Shares to the Participant, the Participant’s acquisition of Common Shares from the Company and/or the Participant’s sale of Common Shares to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, unless doing so would violate Section 409A of the Code, the Company shall pay to the Participant an amount equal to the excess of  (A) the aggregate fair market value of the Common Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Common Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof. The Committee shall have the discretion to consider and take action to mitigate the tax consequence to the Participant in cancelling an Award in accordance with this clause.
(j) Payments to Persons Other Than Participants.   If the Committee shall find that any person to whom any amount is payable under this Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.
(k) Nonexclusivity of this Plan.   Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other equity-based awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.
(l) No Trust or Fund Created.   Neither this Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of this Plan or any Award shall require the Company, for the purpose of satisfying any obligations under this Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under this Plan other than as general unsecured creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.
(m) Reliance on Reports.   Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with this Plan by any agent of the Company or the Committee or the Board, other than himself.
(n) Relationship to Other Benefits.   No payment under this Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.
(o) Governing Law.   The Plan shall be governed by and construed in accordance with the internal laws of the State of Nevada, without giving effect to the conflicts of law provisions.
(p) Severability.   If any provision of this Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify this Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws in the manner that most closely reflects the original intent of the Award or the Plan, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of this Plan and any such Award shall remain in full force and effect.
(q) Obligations Binding on Successors.   The obligations of the Company under this Plan shall be binding upon any successor corporation or organization resulting from the merger, amalgamation, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
(r) Expenses; Gender; Titles and Headings.   The expenses of administering this Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings shall control.
(s) Other Agreements.   Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Common Shares under an Award, that the Participant execute lock-up, stockholder or other agreements, as it may determine in its sole and absolute discretion.
(t) Section 409A.   The Plan and all Awards granted hereunder are intended to comply with, or otherwise be exempt from, the requirements of Section 409A of the Code. The Plan and all Awards granted under this Plan shall be administered, interpreted, and construed in a manner consistent with Section 409A of the Code to the extent necessary to avoid the imposition of additional taxes under Section 409A(a)(1)(B) of the Code. Notwithstanding anything in this Plan to the contrary, in no event shall the Committee exercise its discretion to accelerate the payment or settlement of an Award where such payment or settlement constitutes deferred compensation within the meaning of Section 409A of the Code unless, and solely to the extent that, such accelerated payment or settlement is permissible under Section 1.409A-3(j)(4) of the Treasury Regulations. If a Participant is a “specified employee” (within the meaning of Section 1.409A-1(i) of the Treasury Regulations) at any time during the twelve (12)-month period ending on the date of his termination of employment, and any Award hereunder subject to the requirements of Section 409A of the Code is to be satisfied on account of the Participant’s termination of employment, satisfaction of such Award shall be suspended until the date that is six (6) months after the date of such termination of employment.
(u) Payments.   Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive Common Shares under any Award made under this Plan.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:	☐	☐	☐	

Nominees

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If corporation, please sign the corporate name by the president or other authorized officer.

a

0000389149_1 R1.0.1.17

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTo withhold authority to vote for anyindividual nominee(s), mark “For AllExcept” and write the number(s) of thenominee(s) on the line below.0 0 00 0 00 0 00 0 00000389149_1 R1.0.1.17For Withhold For AllAll All ExceptThe Board of Directors recommends you vote FORthe following:1. Election of five directors, each to hold officeuntil the 2019 Annual Meeting of Stockholdersor until their successors are elected andqualified;NomineesI Xi Wen II Trent Davis III Xiaojuan Lin IV Sichun Wang V Jie GaoSENMIAO TECHNOLOGY LIMITED16TH FL. SHIHAO SQ. MIDDLE JIANAN BLVD.HIGH-TECH ZONECHENGDU 610000 CHINAVOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 P.M. Beijing Time the day before the meeting date. Have yourproxy card in hand when you access the web site and follow the instructions to obtainyour records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials,you can consent to receiving all future proxy statements, proxy cards and annual reportselectronically via e-mail or the Internet. To sign up for electronic delivery, please followthe instructions above to vote using the Internet and, when prompted, indicate that youagree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59P.M. Beijing Time on November 7, 2018. Have your proxy card in hand when you calland then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain2. To ratify the appointment by the Audit Committee of the Company's Board of Directors of Friedman LLP as theCompany's registered public accounting firm for the fiscal year ending March 31, 2019;3. To approve and adopt the 2018 Equity Incentive Plan; and4. To transact any other business which may properly come before the meeting or any adjournment thereof.Please sign exactly as the name appears below. When shares are held byjoint tenants, both should sign. When signing as attorney, executor,administrator, trustee or guardian, please give full title as such. If acorporation, please sign the corporate name by the president or otherauthorized officer.

0000389149_2 R1.0.1.17Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com.PROXYSenmiao Technology Limited16F, Shihao Square, Middle Jiannan Blvd., High-Tech ZoneChengdu, Sichuan, People’s Republic of China 610000THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSProperly executed proxies received by the day before the meeting date will be voted as marked and, ifnot marked, will be voted FOR the election of the nominees listed in the accompanying proxy statement,FOR proposals (2), (3) and (4), and as determined by the appointed attorney and proxy with respect toother matters that may properly come before the meeting.THE UNDERSIGNED HEREBY APPOINTS XI WEN, AS ATTORNEY AND PROXY OF THE UNDERSIGNED,WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF SENMIAOTECHNOLOGY LIMITED HELD OF RECORD BY THE UNDERSIGNED ON SEPTEMBER 24, 2018, AT THEANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON THURSDAY, NOVEMBER 8, 2018 AT 11:00 A.M.BEIJING TIME, OR ANY ADJOURNMENT THEREOF.Please date, sign and mail the proxy promptly in the self-addressed return envelope which requires no postage ifmailed in the United States. Alternatively, you may vote by phone or the internet, as described in the instructionson the reverse sideContinued and to be signed on reverse side